Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Equity	Equity
Shares
The authorized classes of our shares consist of Common Shares (410 million authorized), Preference Shares (450 million authorized) and Financing Preference Shares (40 million authorized). All classes of shares have a par value of €0.01. No Financing Preference Shares or Preference Shares have been issued. Common Shares are translated to U.S. dollars at the foreign exchange rates in effect when the shares are issued.
Issuance and Conversion of Warrants
In connection with the issuance of the Cash Convertible Notes as described in Note 16 "Debt", we issued Warrants as summarized in the table below. The number of warrants and exercise prices are subject to customary adjustments under certain circumstances. The proceeds, net of issuance costs, from the sale of the Warrants are included as additional paid-in capital in the accompanying consolidated balance sheets.
The Warrants are exercisable only upon expiration. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, divided by the settlement price, plus cash in lieu of any fractional shares. The Warrants could separately have a dilutive effect on shares of our common stock to the extent that the market value per share of our common stock exceeds the applicable exercise price of the Warrants (as measured under the terms of the Warrants).

Cash convertible notes	Issued on	Number of share warrants issued (in millions)	Exercise price per share	Proceeds from issuance of warrants, net of issuance costs (in millions)	Warrants expire over a period of 50 trading days beginning on
2023	September 13, 2017	9.7	$49.9775	$45.3	June 26, 2023
2024	November 13, 2018	10.9	$50.2947	$72.4	August 27, 2024
During 2020, 0.8 million common shares were issued in connection with the early conversion of 4.2 million warrants related to the 2021 Notes which resulted in a $7.5 million decrease to additional paid-in capital, a $22.7 million decrease in retained earnings, and a decrease of $30.3 million in treasury shares.
The remaining warrants related to the 2021 Notes of 6.3 million were terminated in 2020, resulting in a cash payment of $174.6 million, a $30.3 million decrease to additional paid-in capital and a $144.3 million decrease in retained earnings.
Share Repurchase Programs
On July 12, 2021, we announced our seventh share repurchase program of up to $100 million of our common shares. During 2021, we repurchased 1.9 million QIAGEN shares for $100.0 million (including transaction costs). This program ended on October 29, 2021.
On May 6, 2019, we announced our sixth share repurchase program of up to $100 million of our common shares. During 2020, we repurchased 1.3 million QIAGEN shares for $64.0 million (including transaction costs). This program ended on December 17, 2020.
The cost of repurchased shares is included in treasury stock and reported as a reduction in total equity when a repurchase occurs. Repurchased shares will be held in treasury in order to satisfy various obligations, which include exchangeable debt instruments, warrants and employee share-based remuneration plans.
Accumulated Other Comprehensive Loss
The following table is a summary of the components of accumulated other comprehensive loss as of December 31, 2022 and 2021:

(in thousands)	2022	2021
Net unrealized (loss) income on hedging contracts, net of tax	($15,637)	$1,245
Net unrealized gain (loss) on pension, net of tax	645	(588)
Foreign currency effects from intercompany long-term investment transactions, net of tax of $13.2 million and $12.4 million, respectively	(33,311)	(30,768)
Foreign currency translation adjustments	(355,788)	(296,559)
Accumulated other comprehensive loss	($404,091)	($326,670)